
CHEMICAL
BANK®

# 2015 Fourth Quarter Earnings Release
## January 26, 2016

Presented by:
David B. Ramaker
Chairman, Chief Executive Officer and President

Lori A. Gwizdala
Executive Vice President and Chief Financial Officer

# 2015 Q4 Earnings Release

## Supplemental Information

Presented by:

David B. Ramaker

Chairman, Chief Executive Officer and President

Lori A. Gwizdala

Executive Vice President and Chief Financial Officer

# Forward Looking Statements

This presentation and the accompanying presentation by management may contain forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and Chemical Financial Corporation ("Chemical"). Words and phrases such as "anticipates," "believes," "continue," "estimates," "expects," "forecasts," "intends," "is likely," "judgment," "look ahead," "look forward," "on schedule," "opinion," "opportunity," "plans," "predicts," "probable," "projects," "should," "strategic," "trend," "will," and variations of such words and phrases or similar expressions are intended to identify such forward-looking statements. Such statements are based upon current beliefs and expectations and involve substantial risks and uncertainties which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These statements include, among others, statements related to future levels of loan charge-offs, future levels of provisions for loan losses, real estate valuation, future levels of nonperforming assets, the rate of asset dispositions, future capital levels, future dividends, future growth and funding sources, future liquidity levels, future profitability levels, future deposit insurance premiums, future asset levels, the effects on earnings of future changes in interest rates, the future level of other revenue sources, future economic trends and conditions, future initiatives to expand Chemical's market share, expected performance and cash flows from acquired loans, future effects of new or changed accounting standards, future opportunities for acquisitions, opportunities to increase top line revenues, Chemical's ability to grow its core franchise, future cost savings and Chemical's ability to maintain adequate liquidity and capital based on the requirements adopted by the Basel Committee on Banking Supervision and U.S. regulators. All statements referencing future time periods are forward-looking.

Management's determination of the provision and allowance for loan losses; the carrying value of acquired loans, goodwill and mortgage servicing rights; the fair value of investment securities (including whether any impairment on any investment security is temporary or other-than-temporary and the amount of any impairment); and management's assumptions concerning pension and other postretirement benefit plans involve judgments that are inherently forward-looking. There can be no assurance that future loan losses will be limited to the amounts estimated. All of the information concerning interest rate sensitivity is forward-looking. The future effect of changes in the financial and credit markets and the national and regional economies on the banking industry, generally, and on Chemical, specifically, are also inherently uncertain. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions ("risk factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Chemical undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

# Forward Looking Statements (continued)

In addition, risk factors include, but are not limited to, the risk factors described in Item 1A of Chemical's Annual Report on Form 10-K for the year ended December 31, 2014. These and other factors are representative of the risk factors that may emerge and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement.

**Non-GAAP Financial Measures**

This presentation and the accompanying presentation by management contains certain non-GAAP financial disclosures that are not in accordance with U.S. generally accepted accounting principles ("GAAP"). Such non-GAAP financial measures include Chemical's tangible equity to asset ratio, presentation of net interest margin on a fully taxable equivalent basis, and information presented excluding nonrecurring acquisition-related expenses, including net income, diluted earnings per share, return on average assets, return on average shareholders' equity and operating expenses. Chemical uses non-GAAP financial measures to provide meaningful, supplemental information regarding its operational results and to enhance investors' overall understanding of Chemical's financial performance. The limitations associated with non-GAAP financial measures include the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. These disclosures should not be considered an alternative to Chemical's GAAP results.

# Q4 2015 Highlights

- Earnings per share, excluding nonrecurring acquisition-related expenses, of $0.70; up 25% over 4th qtr. 2014 and up 8% over 3rd qtr. 2015
  - Incremental earnings from acquisitions (4th qtr. 2015 vs. 4th qtr. 2014)
  - Net interest income increase attributable to organic loan growth during 2015
  - Decrease in core operating expenses of 2.8% in 4th qtr. 2015 vs. 3rd qtr. 2015
- Loan Growth
  - Organic:  $56 million in 4th qtr. 2015 ($476 million, or 8%, for twelve months ended 12/31/15)
- Solid asset quality ratios
  - Net loan charge-offs/total loans of 0.24% in 4th qtr. 2015 vs. 0.21% in 4th qtr. 2014 and 0.05% in 3rd qtr. 2015
  - Nonperforming assets/total assets of 1.02% at 12/31/2015
- Return on average assets and return on average equity, excluding nonrecurring acquisition-related expenses, of 1.16% and 10.7%, respectively, in 4th qtr. 2015

# Income Statement Highlights

**Financial Highlights**

| (in thousands except per share data) | 2015 4th Qtr. | 2014 4th Qtr. | 2015 3rd Qtr. |
|---|---|---|---|
| Net interest income | $75,476 | $58,244 | $73,617 |
| Provision for loan losses | 2,000 | 1,500 | 1,500 |
| Noninterest income | 20,052 | 18,227 | 20,215 |
| Operating expenses(1) | 55,739 | 48,477 | 57,365 |
| Acquisition-related expenses | 2,085 | 4,139 | 900 |
| Net income | 25,504 | 15,305 | 24,467 |
| Diluted EPS | 0.66 | 0.46 | 0.64 |
| Diluted EPS – excl. nonrecurring acquisition-related expenses | 0.70 | 0.56 | 0.65 |
| Avg. Diluted Shares Outstanding | 38,498 | 33,033 | 38,393 |
| Return on Avg. Assets | 1.10% | 0.87% | 1.05% |
| Return on Avg. Shareholders' Equity | 10.1% | 7.5% | 9.8% |
| Efficiency Ratio | 57.1% | 62.2% | 59.9% |
| Tangible Equity/Total Assets | 8.0% | 8.4% | 7.8% |
| Tangible Book Value/Share | $18.78 | $18.57 | $18.32 |

(1)Excludes acquisition-related expenses

Prior-Year Quarter Comparison

- Significant increase in net interest income; attributable to $476 million, or 8%, organic growth in total loans during the twelve months ended December 31, 2015
- Impact of acquisitions of Northwestern Bancorp, Inc. ("Northwestern"), Monarch Community Bancorp, Inc. ("Monarch") and Lake Michigan Financial Corporation ("LMFC")

Prior Quarter Comparison

- Increase in net interest income
- Reduction in operating expenses

# Net Income

**Net Income Trending Upward ($ Millions, except EPS data)**

| 2013 Total: $56.8(1) | 2014 Total: $62.1(1); **$66.7**(2) | 2015 Total: $86.8(1); **$92.3**(2) |
|---|---|---|



$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
Net Income
$1.00
$0.50
$0.00
EPS
$14.0
$16.7
$17.6
$18.4
$18.7
$21.7
$25.1
$26.9
$13.2
$14.2
$15.0
$14.4
$13.8
$16.2
$16.8
$15.3
$17.8
$19.0
$24.5
$25.5
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2013
2014
2015
Nonrecurring Acquisition-Related Expenses
Net Income
EPS, Excluding Nonrecurring Acquisition-Related Expenses

(1)Net Income

(2)Net Income, excluding pre-tax nonrecurring acquisition-related expenses of $6.4 million in 2014 and $7.8 million in 2015 (Non-GAAP)

# Loan Portfolio Composition ($ Millions)

**Dec. 31, 2014, $5,688**

**Organic Growth – Twelve months ended Dec. 31, 2015**

**Dec. 31, 2015, $7,271**

■ Commercial ■ CRE/C&D ■ Residential ■ Consumer



$1,494
$1,355
$1,110
$1,729



$476
$32
$176
$231
$37



$1,591
$1,906
$1,430
$2,344

**Acquisition Growth – Twelve months ended Dec. 31, 2015**

■ Commercial ■ CRE/C&D ■ Residential ■ Consumer

$122



$9
$19
$49
$45

Monarch
April 1, 2015

$985



$56
$95
$301
$533

LMFC
May 31, 2015

$1,107



$65
$144
$320
$578

Total Acquisition Growth
Twelve Months Ended
Dec. 31, 2015

# Organic Loan Growth ($ Millions)

## Organic Loan Growth – 2015 Q4



$56
Consumer
(-$28)
$36
$76
CRE/C&D
(-$28)



Commercial
CRE/C&D
Residential
Consumer

## Organic Loan Growth – 2015



$476
$32
$231
$176
$37

## Quarterly Organic Loan Growth Trends



$250
$200
$150
$100
$50
$0
$17
$151
$187
$125
$106
$145
$142
$172
$15
$224
$181
$56
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2013 - $480
2014 - $565
2015 - $476

# Deposit Composition

## Total Deposits ($ Billions)

| Total Deposits – Dec. 31, 2014 $6.1 | Acquisitions: Monarch, LMFC at acquisition dates, $1.1 | Organic $0.3, 5.1% | Total Deposits – Dec. 31, 2015 $7.5 |
|---|---|---|---|



$1.4
$1.6
$1.7
$1.4
$0.3
$0.1
$0.3
$0.2
$0.2
($0.1)
($0.1)
$0.1
$0.2
$0.2
$0.2
$1.5
$1.9
$2.0
$1.9
Noninterest-bearing Demand Deposits
Interest-bearing Demand Deposits
Savings Deposits
Time Deposits
Brokered Deposits

## Average Deposits ($ Millions) & Cost of Deposits (%)



Total Average Deposits ($ Millions)
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$5,142
$5,152
$5,249
$5,808
$6,204
$6,709
$7,453
$7,449
0.30%
0.28%
0.26%
0.23%
0.22%
0.22%
0.23%
0.22%
0.50%
0.25%
0.00%
Interest Rate Paid
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2014
2015
Deposits
Cost of Deposits(1)

(1) Cost of deposits based on period averages

# Funding Breakdown ($ Billions)

| December 31, 2014 | December 31, 2015 |
|---|---|
| $6.5 Billion | $8.1 Billion |



$0.1
$0.3
$1.3
$4.8

- Deposits: Interest and noninterest-bearing, demand, savings, money market
- Time Deposits
- Customer Repurchase Agreements
- Brokered Deposits
- Other



Average cost of wholesale borrowings – 1.19%
$0.2
$0.3
$0.3
$1.5
$5.8

Average Cost of Funds Q4 2014– 0.23%

Average Cost of Funds Q4 2015 – 0.25%

# Credit Quality ($ Millions, unless otherwise noted)

## Provision for Loan Losses vs. Net Loan Losses


$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$4.7
$3.6
$3.6
$4.5
$2.2
$2.2
$2.3
$2.8
$1.9
$1.8
$0.8
$4.3
$3.0
$3.0
$3.0
$2.0
$1.6
$1.5
$1.5
$1.5
$1.5
$1.5
$1.5
$2.0
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2013
2014
2015
Provision for Loan Losses
Net Loan Losses

## Nonperforming Loans (NPLs) and Allowance for Loan Losses (ALL)


ALL
NPLs
$160
$80
$0
$148
$106
$91
$82
$71
$73
$71
$81
$84

| | YE 2010 | YE 2011 | YE 2012 | YE 2013 | YE 2014 | 2015 Q1 | 2015 Q2 | 2015 Q3 | 2015 Q4 |
|---|---|---|---|---|---|---|---|---|---|
| Originated Loans ($ billions) | $3.1 | $3.3 | $3.8 | $4.3 | $5.0 | $5.0 | $5.3 | $5.7 | $5.8 |
| Acquired Loans ($ billions) | 0.6 | 0.5 | 0.4 | 0.3 | 0.7 | 0.7 | 1.7 | 1.5 | 1.5 |
| Total Loans ($ billions) | $3.7 | $3.8 | $4.2 | $4.6 | $5.7 | $5.7 | $7.0 | $7.2 | $7.3 |
| ALL | $90 | $88 | $84 | $79 | $76 | $75 | $75 | $76 | $73 |
| ALL/ Originated Loans | 2.86% | 2.60% | 2.22% | 1.81% | 1.51% | 1.49% | 1.40% | 1.33% | 1.26% |
| NPLs/ Total Loans | 4.01% | 2.77% | 2.18% | 1.76% | 1.25% | 1.28% | 1.01% | 1.13% | 1.15% |
| Credit Mark/ Acquired Loans | 6.5% | 6.6% | 6.0% | 7.8% | 5.4% | 5.7% | 3.9% | 4.2% | 4.4% |

# Net Interest Income, Net Interest Margin and Loan Yields (Quarterly Trend)

## Net Interest Income



Net Interest Income ($ Millions)
$80
$70
$60
$50
$40
$30
$20
$49.8
$51.5
$53.1
$58.2
$59.2
$65.7
$73.6
$75.5
2014 Q1
2014 Q2
2014 Q3
2014 Q4
2015 Q1
2015 Q2
2015 Q3
2015 Q4

## Net Interest Margin and Loan Yields



5.00%
2.50%
0.00%
4.28%
4.26%
4.23%
4.22%
4.16%
4.17%
4.15%
4.16%
3.53%
3.59%
3.59%
3.62%
3.55%
3.59%
3.55%
3.64%
0.03%
0.03%
0.03%
0.04%
0.04%
0.04%
0.03%
0.04%
2014 Q1
2014 Q2
2014 Q3
2014 Q4
2015 Q1
2015 Q2
2015 Q3
2015 Q4
Loan Yields
Purchase Accounting Accretion on Loans
Net Interest Margin

# Non-Interest Income



Quarterly
($ Millions)
$22.0
$11.0
$0.0
$13.7
$15.8
$15.4
$18.2
$1.6
$6.4
$4.7
$5.5
$19.3
$0.6
$1.4
$5.9
$5.1
$6.3
$20.7
$1.7
$6.5
$5.6
$6.9
$20.2
$1.4
$6.7
$4.7
$7.4
$20.1
$1.6
$6.4
$5.2
$6.9
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2014
2015
Other
Wealth Management
Service Charges
Mortgage Banking Revenue
Investment Securities Gain

# Operating Expenses



Quarterly
($ Millions)
$60.0
$40.0
$20.0
$0.0
$42.2
$42.4
$42.7
$52.6
$4.1
$4.3
$4.2
$28.6
$11.4
$51.0
$56.8
$58.3
$0.9
$4.6
$4.8
$34.0
$14.0
$57.8
$2.1
$5.1
$4.6
$33.0
$13.0
$55.7
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2014
2015
Other
Compensation
Occupancy
Equipment
Nonrecurring Acquisition-Related Expenses

# Capital Ratios

**Capital Ratios**

| Capital Ratio | Peer Average[1] 9/30/15 | CHFC 9/30/15 | **CHFC 12/31/15** | **Chemical Bank 12/31/15** | Required Basel III (Fully Phased) |
|---|---|---|---|---|---|
| Tangible Common Equity / Tangible Assets (%) | 9.0% | 7.8% | **8.1%** | **NA** | NA |
| Tier 1 Leverage Ratio (%) | 10.3% | 8.4% | **8.6%** | **8.5%** | 5.0% |
| Common Equity Tier 1 Capital Ratio (%) | 10.9% | 10.3% | **10.6%** | **10.6%** | 7.0% |
| Tier 1 Capital Ratio (%) | 12.2% | 10.5% | **10.7%** | **10.6%** | 8.5% |
| Total Risk-Based Capital Ratio (%) | 13.5% | 11.5% | **11.8%** | **11.7%** | 10.5% |

[1]Source SNL Financial – MBFI, UBSI, ONB, FMBI, NPBC, OZRK, PNFP, HOMB, WSBC, FFBC, PRK, HTLF, TLMR, FCF, STBA, FRME, SRCE, GSBC and CTBI (ordered by asset size).

# Capital

## Tangible Book Value and Capital Ratios

| | 6/30/13[1] | 12/31/14 | 12/31/15 |
|---|---|---|---|
| Tangible Book Value / Share | $17.53 | $18.57 | $18.78 |
| Tangible Common Equity / Total Assets | 8.5% | 8.4% | 8.1% |
| Leverage Ratio | 9.1% | 9.3% | 8.6% |
| Common Equity Tier 1 Capital | NA | 11.1% | 10.6% |
| Tier 1 Capital | 11.9% | 11.1% | 10.7% |
| Total Risk-Based Capital | 13.1% | 12.4% | 11.8% |

## Tangible Book Value (TBV) Roll Forward



$25
$20
$15
$10
$5
$0
$17.53
$5.80
$2.40
$1.08
$2.37
$0.07
$1.63
$0.70
$18.78
TBV @ 6/30/13
Net Income (Excl. Acq. Exp.)
Dividends
Capital Raise 9/2013 & 6/2014
Northwestern 10/31/14
Monarch 4/1/15
LMFC 5/31/15
AOCI Adj. & Other
TBV @ 12/31/15

[1] TBV and capital ratios as of 6/30/13 are presented for comparison of amounts prior to Chemical's first of two capital raises in 2013 and 2014, respectively

# Closing Comments

- Emphasize our strategy of being **Michigan's community bank of choice**
- Concentrate on opportunities for **acquisitive growth and industry consolidation**
- Focus on **what we can control**

CHEMICAL
FINANCIAL CORPORATION®

